EXHIBIT 1

JOINT ACQUISITION STATEMENT

PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of May 20, 2024

GENERAL ATLANTIC, L.P.

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC PARTNERS 100, L.P.

By:	GENERAL ATLANTIC GENPAR, L.P., its general partner

By:	GENERAL ATLANTIC, L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS III, LLC

By:	GENERAL ATLANTIC, L.P., its managing member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS IV, LLC

By:	GENERAL ATLANTIC, L.P., its managing member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS V, LLC

By:	GENERAL ATLANTIC, L.P., its managing member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS CDA, L.P.

By:	GENERAL ATLANTIC, L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC (SPV) GP, LLC

By:	GENERAL ATLANTIC, L.P., its sole member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC GENPAR, L.P.

By:	GENERAL ATLANTIC, L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC (SQRS II), L.P.

By:	GENERAL ATLANTIC (SPV) GP, LLC, its general partner

By:	GENERAL ATLANTIC, L.P., its sole member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director